Exhibit 12.1

CERTIFICATIONS PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT

I, Yoshihiko Miyauchi, certify that:

1.	I have reviewed this annual report on Form 20-F of ORIX KABUSHIKI KAISHA (the “company”) as amended by Amendment No. 1 thereto;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report; and

3.	Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the company as of, and for, the periods presented in this report.

Date: August 22, 2005

By:	/S/ YOSHIHIKO MIYAUCHI
Name: Yoshihiko Miyauchi
Title: Chief Executive Officer

CERTIFICATIONS PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT

I, Yasuhiko Fujiki, certify that:

1.	I have reviewed this annual report on Form 20-F of ORIX KABUSHIKI KAISHA (the “company”) as amended by Amendment No. 1 thereto;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report; and

3.	Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the company as of, and for, the periods presented in this report.

Date: August 22, 2005

By:	/S/ YASUHIKO FUJIKI
Name: Yasuhiko Fujiki
Title: Chief Operating Officer

CERTIFICATIONS PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT

I, Shunsuke Takeda, certify that:

1.	I have reviewed this annual report on Form 20-F of ORIX KABUSHIKI KAISHA (the “company”) as amended by Amendment No. 1 thereto;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report; and

3.	Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the company as of, and for, the periods presented in this report.

Date August 22, 2005

By:	/S/ SHUNSUKE TAKEDA
Name: Shunsuke Takeda
Title: Chief Financial Officer

CERTIFICATIONS PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT

I, Masaru Hattori, certify that:

1.	I have reviewed this annual report on Form 20-F of ORIX KABUSHIKI KAISHA (the “company”) as amended by Amendment No. 1 thereto;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report; and

3.	Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the company as of, and for, the periods presented in this report.

Date: August 22, 2005

By:	/S/ MASARU HATTORI
Name: Masaru Hattori
Title: Corporate Senior Vice President